Provisions	12 Months Ended
Mar. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions
Provisions

We make provisions when an obligation exists resulting from a past event, and it is probable that cash will be paid to settle it, but the exact amount of cash required can only be estimated.

The main estimates relate to environmental remediation and decommissioning costs for various sites we own or have owned and other provisions, including restructuring plans and lease contracts we have entered into that are now loss making. The evaluation of the likelihood of the contingent events has required best judgement by management regarding the probability of exposure to potential loss. Should circumstances change following unforeseeable developments, the likelihood could alter.

In the current year we recognised a charge to restructuring provisions, reflecting the review and reorganisation of our core regulated businesses in both the UK and US.

Provisions are recognised where a legal or constructive obligation exists at the reporting date, as a result of a past event, where the amount of the obligation can be reliably estimated and where the outflow of economic benefit is probable.
Provision is made for decommissioning and environmental costs, based on future estimated expenditures, discounted to present values. An initial estimate of decommissioning and environmental costs attributable to property, plant and equipment is recorded as part of the original cost of the related property, plant and equipment.
Changes in the provision arising from revised estimates or discount rates or changes in the expected timing of expenditures that relate to property, plant and equipment are recorded as adjustments to their carrying value and depreciated prospectively over their remaining estimated useful economic lives; otherwise such changes are recognised in the income statement.
The unwinding of the discount is included within the income statement as finance costs.

	Environmental £m	Decommissioning £m	Restructuring £m	Emissions £m	Other £m	Total provisions £m
At 1 April 2017	1,721	221	17	32	597	2,588
Exchange adjustments	(158)	(9)	—	(2)	(26)	(195)
Additions	27	2	10	12	23	74
Unused amounts reversed[1]	(45)	(19)	(6)	—	(37)	(107)
Unwinding of discount	61	5	1	—	8	75
Utilised[2]	(75)	(6)	(7)	(34)	(146)	(268)
Transfers[3]	—	—	(12)	—	(103)	(115)
At 31 March 2018	1,531	194	3	8	316	2,052
Exchange adjustments	103	7	—	—	14	124
Additions	32	18	125	16	35	226
Unused amounts reversed[1]	(36)	(10)	(3)	(6)	(10)	(65)
Unwinding of discount	62	5	—	—	7	74
Utilised[2]	(53)	(26)	(42)	(9)	(79)	(209)
Transfers[3]	—	—	—	—	(3)	(3)
At 31 March 2019	1,639	188	83	9	280	2,199

	2019	2018
	£m	£m
Current	316	273
Non-current	1,883	1,779
	2,199	2,052

1.	Unused amounts reversed from other provisions include £nil (2018: £16 million) in relation to discontinued operations.

2.	Utilised amounts for other provisions include £20 million (2018: £77 million) in relation to discontinued operations.

3.	Represents net amounts transferred to trade and other payables (see note 22) of £3 million (2018: £115 million).
26. Provisions continued
Environmental provisions
The environmental provision represents the estimated restoration and remediation costs relating to a number of sites owned and managed by subsidiary undertakings, together with certain US sites that National Grid no longer owns. The environmental provision is as follows:

	2019			2018
	Discounted £m	Undiscounted £m	Real discount rate	Discounted £m	Undiscounted £m	Real discount rate
UK sites	189	210	1%	213	235	1%
US sites	1,450	1,555	1%	1,318	1,410	1%
	1,639	1,765		1,531	1,645

The remediation expenditure in the UK relates to old gas manufacturing sites and also to electricity transmission sites. Cash flows are expected to be incurred until 2076 although the weighted average duration of the cash flows is 12 years. A number of estimation uncertainties affect the calculation of the provision, including the impact of regulation, the accuracy of site surveys, unexpected contaminants, transportation costs, the impact of alternative technologies and changes in the real discount rate. This provision incorporates our best estimate of the financial effect of these uncertainties, but future changes in any of the assumptions could materially impact the calculation of the provision. The undiscounted amount is the undiscounted best estimate of the liability having regard to these uncertainties.
The remediation expenditure in the US is expected to be incurred until 2069. The weighted average duration of the cash flows is nine years. The uncertainties regarding the calculation of this provision are similar to those considered in respect of UK sites. This expenditure is expected to be largely recoverable from ratepayers under the terms of various rate agreements in the US.
Decommissioning provisions
The decommissioning provision represents £80 million (2018: £71 million) of expenditure relating to asset retirement obligations estimated to be incurred until 2115, and £90 million (2018: £104 million) of expenditure relating to the demolition of gas holders estimated to be incurred until 2026. It also includes the net present value of the estimated expenditure (discounted at a real rate of 1%) expected to be incurred until 2044 in respect of the decommissioning of certain US nuclear generating units that National Grid no longer owns.
Restructuring provisions
During the year, a cost-efficiency and restructuring programme was undertaken in both our UK and US businesses, as detailed in note 5. This resulted in the recognition of a £125 million charge in the year and a closing provision of £83 million. We expect the majority of the provision to be utilised within one year.
Other provisions
Included within other provisions at 31 March 2019 are the following amounts:

•	£30 million (2018: £50 million) in respect of legacy provisions recognised following the sale of UK Gas Distribution;

•	£29 million (2018: £48 million) in respect of onerous lease commitments and rates payable on surplus properties with expenditure expected to be incurred until 2039;

•
£164 million (2018: £152 million) of estimated liabilities in respect of past events insured by insurance subsidiary undertakings, including employer liability claims. In accordance with insurance industry practice, these estimates are based on experience from previous years and there is, therefore, no identifiable payment date; and

•	£13 million (2018: £13 million) in respect of obligations associated with investments in joint ventures and associates.